================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 3, 2003




                                Aeropostale, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




             Delaware                    001-31314               31-1443880
 (State or other jurisdiction of  (Commission File Number)      (IRS Employer
          incorporation)                                     Identification No.)



               1372 Broadway, 8th Floor, New York, New York 10018
          (Address of Principal Executive Offices, including Zip Code)



                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c) Exhibits


               Exhibit No.               Description

                    99.1     Press Release dated December 3, 2003



ITEM 9.      Regulation FD Disclosure.

             On December 3, 2003 Aeropostale, Inc. (the "Company") issued a press release announcing the Company's November 2003 sales results. A copy of this press release is attached hereto as
             Exhibit 99.1.

                                   SIGNATURES


     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  Aeropostale, Inc.




                                  /s/  Michael J. Cunningham
                                  --------------------------
                                  Michael J. Cunningham
                                  Senior Vice President-Chief Financial Officer

Dated: December 3, 2003

                                      3